Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

The current and deferred components of income tax expense (benefit) are as follows:

Years Ended December 31,	2015	2014
Current tax expense (benefit)
Federal	$287,855	$112,621
State	74,324	81,936

Deferred tax expense (benefit)
Federal	(15,130,060)	21,592,426
State	(353,007)	644,739

Income tax expense (benefit)	$(15,120,888)	$22,431,722

Total income tax (benefit)/expense differs from the amounts computed by applying the U.S. statutory federal income tax rate to income (loss) before income taxes as a result of state income taxes, certain permanent differences and valuation allowances.

The following table provides a reconciliation of the Company’s effective tax rate from the U.S. 35% statutory rate for the periods indicated:

Years Ended December 31,	2015	2014
Expected income tax provision (benefit) at statutory rate	$(14,858,849)	$20,614,073
State tax, tax effected	10,536	675,733
Other	(39,646)	833,016
Rate difference	(232,929)	308,900

Actual income tax provision	$(15,120,888)	$22,431,722

The tax effects of the Company’s temporary differences that give rise to significant portions of the deferred tax assets and liabilities are presented below:

December 31,	2015	2014
Deferred tax assets:
Net operating loss carryforward	$77,507,544	$64,772,240
Severance costs	—	96,679
Organizational expenses	57,439	58,187
Stock based compensation	2,431,147	1,522,325
Intangibles	775,719	869,594
Other	1,418,801	24,207

	82,190,650	67,343,232

Deferred tax liabilities:
Oil and gas properties and other property and equipment, principally due to intangible drilling costs	(86,789,694)	(84,371,190)
Unrealized hedging gain	(11,414,232)	(14,482,786)

Net deferred tax liabilities	$(16,013,276)	$(31,510,744)

The net operating loss carryforward as of December 31, 2015, approximates $222,656,000 and begins to expire in 2030. The deferred tax asset recorded for the net operating losses does not include $2,200,000 of deductions for excess stock-based compensation. In January 2013, the Company experienced an ownership change as defined in Section 382 of the Internal Revenue Code of 1986, as amended. The provisions of Section 382 apply an annual limit to the amount of the net operating loss carryforward that was incurred prior to the ownership change that can be used to offset future taxable income beginning with the 2013 taxable year. Management believes that the Company’s net operating losses will be fully utilized during the loss carryforward period. The Company has approximately $10,810,000 of percentage depletion carryover which has no expiration.

The Company files income tax returns in the United States federal jurisdiction and in various state jurisdictions. At December 31, 2015, there are no current examinations of federal or state jurisdictions in progress. The Company’s income tax returns related to fiscal years ended December 31, 2010 through 2015 remain open to possible examination by the tax authorities. The Company has not recorded any interest or penalties associated with uncertain tax positions.

The Parent files income tax returns in Australia. Management is not aware of a corporate tax implication as a result of the redomiciliation of the Parent to the United States via an Australian Scheme of Arrangement.